                                                                  EXHIBIT 10.4

                                                                EXECUTION COPY


                    INTERCREDITOR AGREEMENT dated as of December 11, 1997,
               among RBX CORPORATION, a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower listed on Schedule I hereto (each such Subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; the Borrower and the Subsidiary Guarantors are referred to collectively herein as the "Grantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as agent (in such capacity, the "Agent") for the Senior Secured Parties (as defined below), and STATE STREET BANK AND TRUST COMPANY, as trustee (in such capacity, the "Trustee") for the Noteholders (as defined below) pursuant to the Senior Secured Note Indenture (as defined below).

        Reference is made to (a) the Credit Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the several lenders from time to time parties thereto (the "Lenders") and the Agent, (b) the Guarantee Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Subsidiary Guarantors and the Agent, and (c) the Security Agreement dated as of December 11, 1997, among the Borrower, the Subsidiary Guarantors party thereto and the Agent (as amended, supplemented or otherwise modified from time to time, the "Senior Security Agreement", and together with this Agreement and any other documents given after the date hereof for purposes of providing collateral security or credit support for the loans made pursuant to the Credit Agreement, the "Senior Security Documents"). The Lenders, the Agent, the beneficiaries of each indemnification obligation undertaken by any Grantor under the Credit Agreement, the Senior Security Documents and the Guarantee Agreement, and the successors and assigns of each of the foregoing, are referred to herein as the "Senior Secured Parties".

        Reference is also made to (a) the Indenture dated as of December 11, 1997 (the "Senior Secured Note Indenture"), between the Borrower and the Trustee for the holders (collectively, the "Noteholders") of the Borrower's 12% Senior Secured Notes due 2003 (the "Notes"), (b) the Company Security Agreement dated as of December 11, 1997, between the Borrower and the Trustee for the benefit of the Junior Secured Parties (as defined below) (as amended, supplemented or otherwise modified from time to time, the "Company Security Agreement") and (c) the Subsidiaries' Security Agreement dated as of December 11, 1997, among the Subsidiary Guarantors party thereto and the Trustee for the benefit of the Junior Secured Parties (as amended, supplemented or otherwise modified from time to time, the "Subisidiaries' Security Agreement; the Company Security Agreement and the Subsidiaries' Security Agreement are referred to collectively herein as the "Junior Security Agreements" and, together with this Agreement, as the "Junior Security Documents"). The Noteholders, the Trustee, the beneficiaries of each indemnification obligation undertaken by any Grantor under the Notes, the Senior Secured Note Indenture, the Junior Security Agreements and the successors and assigns of each of and the foregoing, are referred to herein as the "Junior Secured Parties". The Senior Secured Parties and the Junior Secured Parties are referred to herein as the "Secured Parties".

        Pursuant to the Senior Security Agreement, the Grantors have granted to the Agent for the ratable benefit of the Senior Secured Parties first-priority security interests (the "Senior Security Interest") in the Collateral (as defined in the Senior Security Agreement as in effect on the date hereof) to secure the payment and performance of their monetary and other obligations under the
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Credit Agreement, the Guarantee Agreement and the Senior Security Documents
(the "Senior Obligations"). Pursuant to the Junior Security Agreements, the Grantors have granted to the Trustee for the ratable benefit of the Junior Secured Parties, among other collateral, second-priority security interests (the "Junior Security Interest") in the Collateral to secure the payment and performance of their monetary and other obligations with respect to the Notes, the Senior Secured Note Indenture, the Junior Security Documents and any other documents providing collateral security or credit support for the obligations under the Indenture and the Notes (the "Junior Obligations").

        Pursuant to the Lockbox Assignment Agreement dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Lockbox Assignment Agreement"), among the Borrower, the Agent, for the ratable benefit of the Lenders, the Trustee, for the benefit of the Noteholders and Crestar Bank (the "Lockbox Bank", which term shall include any successor bank acting in such capacity), the Lockbox Bank shall maintain, for the benefit of the Agent, the Trustee and the Secured Parties, the Lockbox Accounts (as defined below). The Senior Obligations will be secured by a first-priority security interest in the Lockbox Accounts and the Junior Obligations will be secured by a second-priority security interest in the Lockbox Accounts. The term "Lockbox Accounts" means each lockbox and related demand deposit account that is the subject of the Lockbox Assignment Agreement.

        To induce each of the Lenders to extend credit to the Borrower pursuant to the Credit Agreement and to permit the incurrence and existence of the Junior Security Interest, each of the Grantors and the Trustee has agreed to enter into this Agreement to provide for certain rights and obligations with respect to the Collateral. In extending credit to the Borrower and in entering into this Agreement, each of the Senior Secured Parties is relying on the undertakings of each of the Grantors and the Trustee as set forth herein.

        Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Grantors, the Agent, on behalf of itself and each Senior Secured Party, and the Trustee, on behalf of itself and each Junior Secured Party, hereby agree as follows:

        SECTION 1. Perfection and Priority of Security Interests. (a) Any and all security interests, assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Junior Secured Parties with respect to the Collateral are expressly junior in priority, operation and effect to any and all security interests, assignments, pledges and other secured claims, liens, charges or encumbrances now existing or hereafter created or arising in favor of the Agent for the benefit of the Senior Secured Parties with respect to the Collateral, notwithstanding anything to the contrary contained in any agreement or filing to which the Trustee or any Junior Secured Party may now or hereafter be a party, and irrespective of the time, order or method of attachment or perfection of any financing statements or other security interests, assignments, pledges and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing.

        (b) The Trustee, on behalf of itself and the other Junior Secured Parties, acknowledges that the Senior Obligations represent indebtedness that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or
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reduced and subsequently reborrowed, and that the terms of the Senior
Obligations may be modified, extended or amended from time to time, and the aggregate amount of the Senior Obligations may be increased, replaced or refinanced, all without notice to or consent by the Junior Secured Parties and without affecting the provisions hereof; provided that no such modification, extension or amendment shall be effective for purposes of this Agreement if it increases the principal amount of the loans outstanding under the Credit Agreement to an amount in excess of $25,000,000. The lien priorities provided in this Section 1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, replacement, renewal, restatement or refinancing of either the Senior Obligations or the Junior Obligations, or any portion thereof, nor by any action that the Senior Secured Parties or the Junior Secured Parties may take or fail to take in respect of the Collateral.

        (c) For purposes of perfecting the Junior Security Interest in the Collateral and the proceeds thereof, the Grantors and the Agent hereby acknowledge that the Company will file such UCC-1 financing statements covering the Collateral as it shall deem appropriate, naming the Borrower (or one or more Subsidiary Guarantors) as debtor, and the Trustee, on behalf of the Junior Secured Parties, as secured party. Each of the Trustee and the Junior Secured Parties agrees that all UCC-1 Financing Statements filed by or on behalf of Junior Secured Parties shall be in form satisfactory to the Agent and shall contain the following notation: "The interest of the Secured Party in the collateral described herein is junior and subordinate to the interests of The Chase Manhattan Bank and its successors and assigns, as agent, and the Lenders party to that certain Credit Agreement dated as of December 11, 1997, as amended from time to time, with RBX Corporation, pursuant to that certain Intercreditor Agreement dated as of December 11, 1997, as amended from time to time."

        (d) It is acknowledged that (i) pursuant to the Lockbox Assignment Agreement, the Grantors have granted to the Trustee for the benefit of the Junior Secured Parties a second-priority security interest in the Lockbox Accounts and (ii) the Lockbox Accounts are maintained with the Lockbox Bank under the dominion and control of the Agent in accordance with the terms of the Lockbox Assignment Agreement, which grants to the Agent for the benefit of the Senior Secured Parties a first-priority security interest in the Lockbox Accounts. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the Agent have, or be deemed to have, any fiduciary duty or any other duty (other than as expressly set forth in paragraph (e) below) to any Junior Secured Party or the Trustee with respect to actions it takes or is permitted to take hereunder with respect to the Lockbox Accounts.

        (e) The Trustee, on behalf of itself and the other Junior Secured Parties, acknowledges and agrees with the Senior Secured Parties that the arrangements described in paragraphs (a), (b), (c) and (d) above are solely for the purpose of providing the Junior Secured Parties with a perfected Junior Security Interest in the Collateral and shall in no way be construed as imposing any duties or other obligations on the Agent other than to transfer to the Junior Secured Parties (or as a court of competent jurisdiction may otherwise direct) the proceeds, if any, that remain following a sale, transfer or other disposition of the Collateral by the Agent on behalf of the Senior Secured Parties and the payment and satisfaction in full of any and all Senior Obligations or, if the Agent shall still be in possession of all or any part of the Collateral after such payment and satisfaction in full, the Collateral or such part thereof remaining, without representation or warranty on the part of the Agent or the Senior Secured Parties. In furtherance of the foregoing, the Junior Secured Parties acknowledge and agree with the Senior Secured Parties that, at all times until the Senior Obligations shall have been paid and satisfied in full, the Agent shall be entitled to (i) maintain control over the Lockbox Accounts in accordance with the Lockbox Assignment Agreement and (ii) sell, transfer or otherwise dispose of or deal with the Collateral as provided in the Senior Security Documents without regard to the security
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interest of the Junior Secured Parties therein, or any rights to which the
Junior Secured Parties would otherwise be entitled as a result of such security interest, the only obligation of the Agent to the Junior Secured Parties in respect thereof being to promptly deliver to the Trustee (unless otherwise directed in writing by the Trustee or by a court of competent jurisdiction) any proceeds remaining from such sale, transfer or other disposition of the Collateral after such payment and satisfaction in full of the Senior Obligations or, if the Agent shall still be in possession of all or any part of the Collateral after such payment and satisfaction in full, the Collateral or such part thereof remaining, without representation or warranty on the part of the Agent or the Senior Secured Parties, provided that nothing contained in this sentence shall be construed to give rise to, nor shall the Trustee or the Junior Secured Parties have, any claims whatsoever against the Agent or any Senior Secured Party on account of any act or omission to act in connection with the exercise of any right or remedy of the Agent with respect to the Collateral (other than with respect to any claims that may arise as a result of the failure of the Agent, after the payment and satisfaction in full of the Senior Obligations, to deliver any remaining Collateral or proceeds to the Trustee or the Junior Secured Parties). The Trustee, on behalf of itself and the other Junior Secured Parties, agrees that, without the prior written consent of the Agent, it shall not, and shall not attempt to, exercise any rights of enforcement with respect to (A) the Senior Security Interest in the Collateral or (B) the Junior Security Interest in the Collateral, whether pursuant to the Junior Security Documents or otherwise, until the payment and satisfaction in full of the Senior Obligations.

        (f) The Trustee, on behalf of itself and the other Junior Secured Parties, agrees that in the event a proceeding under Title 11 of the U.S. Code (the "Bankruptcy Code") or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against any Grantor, the Trustee or such Junior Secured Party shall not file any objection or in any other manner attempt to prevent the court conducting such proceeding from (and shall be deemed to have consented to such proceeding) (i) authorizing such Grantor under Section 364 of the Bankruptcy Code (or the analogous provision of such other law) to incur secured indebtedness and priority administration indebtedness to the Senior Secured Parties (or any of them) for loans that may be made by the Senior Secured Parties (or any of them) to such Grantor after the commencement and/or termination of such proceedings (but only to the extent that the principal amount of the commitments to provide such post-petition secured indebtedness, when aggregated with the principal amount of the Loans outstanding under the Credit Agreement immediately prior to the commencement of such proceeding, would not exceed $25,000,000), and to secure the repayment and performance of such post-petition indebtedness (and interest thereon and costs and expenses in connection therewith) by granting to the Senior Secured Parties (or any of them) a first-priority security interest in and a first-priority lien on all the Collateral, (ii) pursuant to Section 363 of the Bankruptcy Code (or the analogous provision of such other law), granting the Senior Secured Parties (or any of them) a first-priority security interest in and a first-priority lien on all the Collateral, (iii) authorizing such Grantor under the Bankruptcy Code to grant the Senior Secured Parties (or any of them) adequate protection, whether in the form of cash payments, accrued interest or otherwise, in connection with the use of cash collateral or in connection with the transactions contemplated by clauses (i) and (ii) hereof.

        SECTION 2. No Interference; Right to Instruct Agent; Payment Over; Reinstatement; Permitted Actions. (a) The Trustee, on behalf of itself and the other Junior Secured Parties, agrees that (i) it will not take or cause to be taken any action, the purpose or effect of which is, or could be, to make any Junior Security Interest pari passu with, or to give any Junior Secured Party any preference or priority relative to, the Senior Security Interest or the Senior Secured Parties with respect to the Collateral or any part thereof,
(ii) it will not interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the
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Collateral by the Agent or any other Senior Secured Party, (iii) it has no right to (A) direct the Agent or any other Senior Secured Party to exercise any right, remedy or power with respect to the Collateral or (B) consent to the exercise by the Agent or any other Senior Secured Party of any right, remedy or power with respect to the Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Agent or any other Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither the Agent nor any other Senior Secured Party shall be liable for, any action taken or omitted to be taken by the Agent or the Senior Secured Parties with respect to the Collateral, (v) it will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral (other than filing a proof of claim) until all the Senior Obligations shall have been paid and satisfied in full, (vi) it will not seek, and hereby waives any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral,
(vii) until the date which occurs three months following the peaceful possession by the Trustee or its agent(s), as owners or pursuant to any judicial or nonjudicial proceeding, of any of the Mortgaged Properties (any such property, a "Trustee Owned Property", and all such properties, the "Trustee Owned Properties"), the Trustee will grant to the Agent, the Senior Secured Parties and their designees access to the Trustee Owned Properties for the purposes of inspecting or auditing the Collateral located therein or otherwise dealing with such Collateral in any manner permitted by the Senior Security Documents or applicable law; and (viii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

        (b) The Trustee, on behalf of itself and the other Junior Secured Parties, hereby agrees that, in the event of a sale, transfer or other disposition of Collateral in accordance with the provisions of the Indenture or pursuant to any judicial or nonjudicial foreclosure proceedings with respect to the Collateral undertaken by or on behalf of the Agent or any other Senior Secured Party, any security interest or lien of the Junior Secured Parties in such Collateral shall terminate and be released in accordance with the provisions of Section 314(d) of the Trust Indenture Act of 1939, as amended, if applicable, or, if not applicable, automatically and without further action to the extent that the lien of the Agent for the benefit of the Senior Secured Parties in such Collateral is released. The Trustee further agrees to execute all necessary instruments and documents to evidence such termination and release. Notwithstanding the foregoing, the Trustee shall not be deemed to release or terminate the security interest or lien of the Junior Secured Parties to the extent that any proceeds of the sale, transfer or disposition of Collateral are in excess of the amount necessary to pay in full all the Senior Obligations.

        (c) The Trustee, on behalf of itself and the other Junior Secured Parties, hereby agrees that if it shall obtain possession of any of the Collateral (other than cash proceeds deposited with the Trustee to pay principal or interest in respect of the Notes at a time when the Agent has not informed the Trustee of the occurrence of a Default or an Event of Default under the Credit Agreement), or shall realize any payment in respect of the Collateral, in either case prior to the time when the Senior Obligations have been paid in full, then it shall hold such Collateral or payment in trust for the Senior Secured Parties and transfer such Collateral or payment, as the case may be, to the Agent. If, at any time, all or part of any payment with respect to the Senior Obligations previously made is rescinded for any reason whatsoever, the Trustee and the Junior Secured Parties shall promptly turn any Collateral then held by any of them over to the Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Obligations.
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        SECTION 3.  Status of Agreement.  This Agreement shall constitute a
Loan Document for all purposes under the Credit Agreement.

        SECTION 4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 5. Further Assurances. Each of the parties hereto agrees to execute such further documentation and take such further action as shall be reasonably necessary to fully effectuate the provisions of this Agreement.

        SECTION 6. Changes, Waiver, etc. Neither this Agreement nor any provision hereof may be waived, discharged or terminated orally, but only by a statement or instrument in writing signed by the party or parties against which enforcement of the waiver, discharge or termination shall be sought.

        SECTION 7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, each Noteholder, Junior Secured Party, Lender, Senior Secured Party and their respective successors and assigns. Each Noteholder, by accepting a Note and the benefits of the Senior Secured Note Indenture, shall be deemed to have agreed to be bound by the provisions of this Agreement.

        SECTION 8. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 9. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

        SECTION 10. Headings. The sections headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction of any provisions hereof.
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        IN WITNESS WHEREOF, the Agent, the Trustee for the benefit of the
Noteholders, the Borrower and the Subsidiary Guarantors have caused this Agreement to be duly executed and delivered by their respective duly authorized officers, all as of the day and year first above written.


                                      RBX CORPORATION,

                                      by
                                          /s/ Frank Roland
                                          ------------------------------------
                                          Name: Frank Roland
                                          Title: President and Chief Executive
                                                 Officer

                                      THE SUBSIDIARY GUARANTORS LISTED ON
                                      SCHEDULE I HERETO,

                                      by
                                          /s/ Frank Roland
                                          ------------------------------------
                                          Name: Frank Roland
                                          Title: President and Chief Executive
                                                 Officer


                                      THE CHASE MANHATTAN BANK, as Agent,

                                      by
                                          /s/ William Caggiano
                                          ------------------------------------
                                          Name: William Caggiano
                                          Title: Managing Director


                                      STATE STREET BANK AND TRUST COMPANY, as
                                      Trustee,

                                      by
                                          /s/ Michael M. Hopkins
                                          ------------------------------------
                                          Name: Michael A. Hopkins
                                          Title: Vice President

                                                                    Schedule I
                                                                    ----------



                                  GUARANTORS



Rubatex Corporation
Groendyk Manufacturing Company, Inc.
Hoover-Hanes Rubber Custom Mixing, Corp.
Midwest Rubber Custom Mixing Corp.
Oletex Inc.
Universal Polymer & Rubber Inc.
Universal Rubber Corporation
Waltex Corporation